Exhibit 99.1

LifePoint Hospitals Reports Fourth Quarter and Year-End 2010 Results

Fourth Quarter Revenue of $853.3 Million Up 14.3% Over Prior Year Period

Company Issues 2011 Adjusted EBITDA Guidance of $510 – $540 million

BRENTWOOD, Tenn.--(BUSINESS WIRE)--February 18, 2011--LifePoint Hospitals, Inc. (NASDAQ: LPNT) today announced results for the fourth quarter and year ended December 31, 2010.

For the fourth quarter ended December 31, 2010, revenues from continuing operations were $853.3 million, up 14.3% from $746.9 million for the same period a year ago. Income from continuing operations attributable to LifePoint Hospitals, Inc. stockholders for the fourth quarter ended December 31, 2010, decreased 5.5% to $36.3 million, or $0.70 per diluted share, compared with income from continuing operations attributable to LifePoint Hospitals, Inc. stockholders of $38.6 million, or $0.71 per diluted share, for the same period last year. Net income attributable to LifePoint Hospitals, Inc. stockholders for the fourth quarter ended December 31, 2010, was $36.2 million, or $0.70 per diluted share, compared with $38.0 million, or $0.70 per diluted share, for the same period last year.

For the year ended December 31, 2010, revenues from continuing operations were $3,262.4 million, up 10.1% from $2,962.7 million for 2009. Income from continuing operations attributable to LifePoint Hospitals, Inc. stockholders for 2010 increased 11.9% to $155.6 million, or $2.91 per diluted share, compared with income from continuing operations attributable to LifePoint Hospitals, Inc. stockholders of $139.2 million, or $2.59 per diluted share, for 2009. Net income attributable to LifePoint Hospitals, Inc. stockholders for 2010 was $155.5 million, or $2.91 per diluted share, compared with $134.1 million, or $2.49 per diluted share, for 2009.

In commenting on the results, William F. Carpenter III, chairman and chief executive officer of LifePoint Hospitals, said, “In 2010, we produced solid growth and achieved the high end of our guidance range despite the challenging economic environment. Our strong balance sheet is a valuable asset, and we have the flexibility to invest in our key strategies of improving quality care, growing both organically and through acquisitions and driving further operational efficiencies.

“The acquisition environment is rich with opportunities, and we are well positioned to capitalize on transactions that meet our criteria. We’re enthusiastic about our recently announced joint venture with Duke University Health System to buy and operate community hospitals in the North Carolina and surrounding markets. The Duke/LifePoint partnership is an example of the innovative way we think about our business, underscores our commitment to quality care and is a tremendous opportunity for value creation.”

The Company also issued the following guidance for 2011:

Estimated Net Revenue $3.5 – $3.6 billion
Estimated Adjusted EBITDA $510 – $540 million
Estimated Diluted EPS $2.80 – $3.10

A listen-only simulcast, as well as a 30-day replay, of LifePoint Hospitals’ fourth quarter and year-end 2010 conference call will be available on line at www.LifePointHospitals.com and www.earnings.com today, Friday, February 18, 2011, beginning at 10:00 a.m. Eastern Time.

LifePoint Hospitals, Inc. is a leading hospital company focused on providing quality healthcare services close to home. Through its subsidiaries, LifePoint operates 52 hospital campuses in 17 states. With a mission of “Making Communities Healthier®,” LifePoint is the sole community hospital provider in the majority of the communities it serves. More information about the Company, which is headquartered in Brentwood, Tennessee, can be found on its website, www.LifePointHospitals.com. All references to “LifePoint,” “LifePoint Hospitals,” or the “Company” used in this release refer to LifePoint Hospitals, Inc. or its affiliates.

Important Legal Information. Certain statements contained in this release are based on current management expectations and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to qualify for the safe harbor protections from liability provided by the Private Securities Litigation Reform Act of 1995. Numerous factors exist which may cause results to differ from these expectations. Many of the factors that will determine LifePoint’s future results are beyond LifePoint’s ability to control or predict with accuracy. Such forward-looking statements reflect the current expectations and beliefs of the management of LifePoint, are not guarantees of performance and are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results to differ from those described in the forward-looking statements. These forward-looking statements may also be subject to other risk factors and uncertainties, including without limitation: (i) the effect and implementation of healthcare reform legislation and other changes in government programs including efforts to reduce healthcare expenditures; (ii) reductions in Medicare or Medicaid payments, whether driven by budget deficits, programmatic changes or otherwise; (iii) reductions in revenues from commercial payors, whether as a change in our revenue mix, reduction in commercial rates or otherwise;(iv) LifePoint’s ability to acquire hospitals on favorable terms, the business risks associated with acquiring additional hospitals and the uncertainty in operating and integrating such hospitals;(v) the ongoing, adverse effects from the recent economic recession including high rates of unemployment, which could intensify if credit conditions deteriorate; (vi) the failure of certain employers, or the closure of certain manufacturing and other facilities, especially in markets where LifePoint’s hospitals depend on a small number of local employers; (vii) the growth of uninsured and “patient due” accounts, and deterioration in the collectability of these accounts;(viii) whether our core strategies will result in anticipated operating results; (ix) whether our efforts to reduce the cost of providing healthcare while increasing the quality of care are successful; (x) the ability to attract, recruit and retain qualified physicians, nurses, medical technicians and other healthcare professionals; (xi) the loss of certain physicians in markets where such a loss can have a disproportionate impact on LifePoint’s hospitals; (xii) the increasingly stringent and complex legal and regulatory environment (and changing interpretations of applicable laws and regulations), increased legal and regulatory obligations and related enforcement activity, new obligations that providers must self-disclose violations, and the additional costs incurred in connection with efforts to comply with such laws and regulations; (xiii) competition from other hospitals and outpatient facilities providing services similar to those LifePoint offers and from physicians providing services in their offices that could be provided in LifePoint’s hospitals; (xiv) adverse events in states a large portion of LifePoint’s revenues are concentrated; (xv) any interruption of or restriction in LifePoint’s access to licensed information (and information technology systems) or failure in LifePoint’s ability to integrate changes to LifePoint’s existing information systems or information systems of acquired hospitals; (xvi) liabilities resulting from potential malpractice and related legal claims brought against LifePoint’s hospitals; and (xvii) those other risks and uncertainties described from time to time in LifePoint’s filings with the Securities and Exchange Commission. Therefore, LifePoint’s future results may differ materially from those described in this release. LifePoint undertakes no obligation to update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

All references to “LifePoint,” “LifePoint Hospitals” and the “Company” as used throughout this release refer to LifePoint Hospitals, Inc. and its subsidiaries.

LIFEPOINT HOSPITALS, INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS Dollars in millions, except per share amounts

	For the Three Months Ended December 31,				For the Year Ended December 31,
	2010		2009		2010		2009
	Amount	% of Revenues	Amount	% of Revenues	Amount	% of Revenues	Amount	% of Revenues
Revenues	$853.3	100.0%	$746.9	100.0%	$3,262.4	100.0%	$2,962.7	100.0%

Salaries and benefits	335.2	39.3	295.9	39.6	1,270.3	38.9	1,170.9	39.5
Supplies	112.5	13.2	104.9	14.0	443.0	13.6	409.1	13.8
Other operating expenses	161.0	18.8	132.3	17.8	605.2	18.6	538.0	18.2
Provision for doubtful accounts	120.4	14.1	94.3	12.6	443.8	13.6	375.4	12.7
Depreciation and amortization	39.3	4.7	36.9	5.0	148.5	4.5	143.0	4.8
Interest expense, net	30.9	3.6	26.0	3.5	108.1	3.3	103.2	3.5
Debt extinguishment costs	–	–	–	–	2.4	0.1	–	–
Impairment charges	–	–	1.1	0.1	–	–	1.1	–
	799.3	93.7	691.4	92.6	3,021.3	92.6	2,740.7	92.5

Income from continuing operations before income taxes	54.0	6.3	55.5	7.4	241.1	7.4	222.0	7.5
Provision for income taxes	16.9	2.0	16.1	2.1	82.4	2.5	80.3	2.7
Income from continuing operations	37.1	4.3	39.4	5.3	158.7	4.9	141.7	4.8

Discontinued operations, net of income taxes:
Loss from discontinued operations	(0.1)	–	(0.8)	(0.1)	(0.1)	–	(4.7)	(0.2)
Gain (loss) on sales of hospitals	–	–	0.2	–	–	–	(0.4)	–
Loss from discontinued operations	(0.1)	–	(0.6)	(0.1)	(0.1)	–	(5.1)	(0.2)
Net income	37.0	4.3	38.8	5.2	158.6	4.9	136.6	4.6
Less: Net income attributable to noncontrolling interests	(0.8)	(0.1)	(0.8)	(0.1)	(3.1)	(0.1)	(2.5)	(0.1)
Net income attributable to LifePoint Hospitals, Inc.	$36.2	4.2%	$38.0	5.1%	$155.5	4.8%	$134.1	4.5%

Basic earnings (loss) per share attributable to LifePoint Hospitals, Inc. stockholders:
Continuing operations	$0.72		$0.72		$2.98		$2.64
Discontinued operations	–		(0.01)		–		(0.10)
Net income	$0.72		$0.71		$2.98		$2.54

Diluted earnings (loss) per share attributable to LifePoint Hospitals, Inc. stockholders:
Continuing operations	$0.70		$0.71		$2.91		$2.59
Discontinued operations	–		(0.01)		–		(0.10)
Net income	$0.70		$0.70		$2.91		$2.49

Amounts attributable to LifePoint Hospitals, Inc. stockholders:
Income from continuing operations, net of income taxes	$36.3		$38.6		$155.6		$139.2
Loss from discontinued operations, net of income taxes	(0.1)		(0.6)		(0.1)		(5.1)
Net income	$36.2		$38.0		$155.5		$134.1

LIFEPOINT HOSPITALS, INC. UNAUDITED EARNINGS (LOSS) PER SHARE CALCULATION In millions, except per share amounts

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
Income from continuing operations	$37.1	$39.4	$158.7	$141.7
Less: Net income attributable to noncontrolling interests	(0.8)	(0.8)	(3.1)	(2.5)
Income from continuing operations attributable to LifePoint Hospitals, Inc. stockholders	36.3	38.6	155.6	139.2
Loss from discontinued operations, net of income taxes	(0.1)	(0.6)	(0.1)	(5.1)
Net income attributable to LifePoint Hospitals, Inc.	$36.2	$38.0	$155.5	$134.1

Weighted average shares outstanding – basic	50.5	53.1	52.2	52.7
Effect of dilutive securities: stock options and other stock-based awards	1.4	1.2	1.3	1.1
Weighted average shares outstanding – diluted	51.9	54.3	53.5	53.8

Basic earnings (loss) per share attributable to LifePoint Hospitals, Inc. stockholders:
Continuing operations	$0.72	$0.72	$2.98	$2.64
Discontinued operations	–	(0.01)	–	(0.10)
Net income	$0.72	$0.71	$2.98	$2.54

Diluted earnings (loss) per share attributable to LifePoint Hospitals, Inc. stockholders:
Continuing operations	$0.70	$0.71	$2.91	$2.59
Discontinued operations	–	(0.01)	–	(0.10)
Net income	$0.70	$0.70	$2.91	$2.49

LIFEPOINT HOSPITALS, INC. UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS In millions

	Dec. 31, 2010	Dec. 31, 2009
ASSETS
Current assets:
Cash and cash equivalents	$207.4	$187.2
Accounts receivable, less allowances for doubtful accounts of $459.8 and $433.2 at December 31, 2010 and December 31, 2009, respectively	387.3	325.2
Inventories	84.6	75.3
Prepaid expenses	13.9	12.0
Income taxes receivable	5.5	10.0
Deferred tax assets	99.7	121.3
Other current assets	24.7	23.1
	823.1	754.1

Property and equipment:
Land	85.9	75.5
Buildings and improvements	1,532.9	1,377.0
Equipment	950.2	840.9
Construction in progress	39.4	19.9
	2,608.4	2,313.3
Accumulated depreciation	(939.8)	(813.9)
	1,668.6	1,499.4

Deferred loan costs, net	27.2	23.0
Intangible assets, net	73.1	68.6
Other	9.7	5.2
Goodwill	1,550.7	1,523.0
Total assets	$4,152.4	$3,873.3

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$89.0	$77.3
Accrued salaries	101.4	81.8
Interest rate swap	7.9	–
Other current liabilities	124.6	108.1
Current maturities of long-term debt	1.4	1.0
	324.3	268.2

Long-term debt	1,570.5	1,398.8
Deferred income tax liabilities	211.2	176.9
Reserves for self-insurance claims and other liabilities	121.3	135.3
Long-term income tax liability	18.5	51.3
Total liabilities	2,245.8	2,030.5

Redeemable noncontrolling interests	15.3	12.0

Equity:
LifePoint Hospitals, Inc. stockholders’ equity:
Preferred stock	–	–
Common stock	0.6	0.6
Capital in excess of par value	1,289.4	1,246.4
Accumulated other comprehensive loss	(4.0)	(17.4)
Retained earnings	904.0	748.5
Common stock in treasury, at cost	(302.5)	(150.4)
Total LifePoint Hospitals, Inc. stockholders’ equity	1,887.5	1,827.7
Noncontrolling interests	3.8	3.1
Total equity	1,891.3	1,830.8
Total liabilities and equity	$4,152.4	$3,873.3

LIFEPOINT HOSPITALS, INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS Dollars in millions

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
Cash flows from operating activities:
Net income	$37.0	$38.8	$158.6	$136.6
Adjustments to reconcile net income to net cash provided by operating activities:
Loss from discontinued operations	0.1	0.6	0.1	5.1
Stock-based compensation	5.6	5.8	22.4	22.3
Depreciation and amortization	39.3	36.9	148.5	143.0
Amortization of physician minimum revenue guarantees	4.7	3.9	17.1	13.6
Amortization of convertible debt discounts	5.9	5.5	22.6	21.1
Amortization of deferred loan costs	1.5	2.5	7.1	8.3
Debt extinguishment costs	–	–	2.4	–
Deferred income tax expense (benefit)	5.6	17.7	(29.0)	(7.2)
Reserves for self-insurance claims, net of payments	1.0	5.0	10.3	16.8
Increase (decrease) in cash from operating assets and liabilities, net of effects from acquisitions and divestitures:
Accounts receivable	(10.9)	6.6	(39.1)	(3.5)
Inventories and other current assets	(3.0)	(3.5)	(5.4)	(6.9)
Accounts payable and accrued expenses	17.1	8.4	13.2	(10.7)
Income taxes payable /receivable	(8.5)	(7.4)	48.8	9.9
Other	(1.4)	0.2	(1.9)	1.9
Net cash provided by operating activities – continuing operations	94.0	121.0	375.7	350.3
Net cash used in operating activities – discontinued operations	(0.4)	(1.4)	(1.6)	(0.4)
Net cash provided by operating activities	93.6	119.6	374.1	349.9

Cash flows from investing activities:
Purchase of property and equipment	(46.7)	(47.8)	(168.7)	(166.6)
Acquisitions, net of cash acquired	–	(1.7)	(184.9)	(81.4)
Other	–	–	–	3.9
Net cash used in investing activities – continuing operations	(46.7)	(49.5)	(353.6)	(244.1)
Net cash provided by investing activities – discontinued operations	–	0.1	–	19.6
Net cash used in investing activities	(46.7)	(49.4)	(353.6)	(224.5)

Cash flows from financing activities:
Proceeds from borrowings	–	–	400.0	–
Payments on borrowings	–	–	(255.2)	(13.5)
Repurchases of common stock	(54.7)	(0.1)	(152.1)	(3.1)
Payment of debt financing costs	(0.6)	–	(13.7)	–
Proceeds from exercise of stock options	5.7	0.9	20.4	10.8
Proceeds from employee stock purchase plans	–	–	1.0	1.0
Distributions to noncontrolling interests, net of proceeds	(0.8)	(2.8)	(2.4)	(4.2)
Proceeds from (purchase of) redeemable noncontrolling interests	–	–	3.1	(0.8)
Capital lease payments and other	(0.4)	(0.5)	(1.4)	(4.1)
Net cash used in financing activities	(50.8)	(2.5)	(0.3)	(13.9)

Change in cash and cash equivalents	(3.9)	67.7	20.2	111.5
Cash and cash equivalents at beginning of period	211.3	119.5	187.2	75.7
Cash and cash equivalents at end of period	$207.4	$187.2	$207.4	$187.2

Supplemental disclosure of cash flow information:
Interest payments	$20.3	$21.7	$71.0	$76.1
Capitalized interest	$0.2	$0.3	$0.8	$1.1
Income taxes paid, net	$19.7	$6.9	$62.5	$75.4

LIFEPOINT HOSPITALS, INC. UNAUDITED STATISTICS

	Three Months Ended December 31,			Year Ended December 31,
	2010	2009	% Change	2010	2009	% Change
Continuing Operations: (1)
Number of hospitals at end of period	52	47	10.6%	52	47	10.6%
Admissions	47,701	46,560	2.5	188,875	188,147	0.4
Equivalent admissions (2)	103,361	97,359	6.2	407,026	392,851	3.6
Revenues per equivalent admission	$8,255	$7,671	7.6	$8,015	$7,542	6.3
Medicare case mix index	1.26	1.31	(3.8)	1.29	1.30	(0.8)
Average length of stay	4.3	4.3	–	4.4	4.3	2.3
Inpatient surgeries	13,375	13,354	0.2	53,914	54,599	(1.3)
Outpatient surgeries	39,893	37,799	5.5	155,691	151,496	2.8
Emergency room visits	244,014	232,702	4.9	952,449	935,824	1.8
Outpatient factor (2)	2.17	2.09	3.8	2.16	2.09	3.3

Same-hospital: (3)
Number of hospitals at end of period	47	47	–%	47	47	–%
Admissions	44,718	46,560	(4.0)	183,942	188,417	(2.2)
Equivalent admissions (2)	96,154	97,359	(1.2)	394,372	392,851	0.4
Revenues per equivalent admission	$8,292	$7,671	8.1	$8,033	$7,542	6.5
Medicare case mix index	1.32	1.31	0.8	1.30	1.30	–
Average length of stay	4.3	4.3	–	4.3	4.3	–
Inpatient surgeries	12,696	13,354	(4.9)	52,743	54,599	(3.4)
Outpatient surgeries	37,749	37,799	(0.1)	151,411	151,496	(0.1)
Emergency room visits	227,417	232,702	(2.3)	921,074	935,824	(1.6)
Outpatient factor (2)	2.15	2.09	2.9	2.14	2.09	2.4

(1)	Continuing operations information excludes the results of our hospitals that have been disposed.

(2)	Management and investors use equivalent admissions as a general measure of combined inpatient and outpatient volume. We compute equivalent admissions by multiplying admissions (inpatient volumes) by the outpatient factor (the sum of gross inpatient revenue and gross outpatient revenue and then dividing the resulting amount by gross inpatient revenue). The equivalent admissions computation “equates” outpatient revenue to the volume measure (admissions) used to measure inpatient volume resulting in a general measure of combined inpatient and outpatient volume.

(3)	Same-hospital information includes the results of the same 47 hospitals operated during the three and 12 month periods ended December 31, 2010 and 2009. Same-hospital information includes the results of Rockdale Medical Center, which we acquired effective February 1, 2009. Same-hospital information excludes the results of HighPoint Health Systems, which we acquired effective September 1, 2010, Clark Regional Medical Center, which we acquired effective May 1, 2010, and our hospitals that have previously been disposed.

LIFEPOINT HOSPITALS, INC. UNAUDITED SUPPLEMENTAL INFORMATION Dollars in millions

Adjusted EBITDA is defined by the Company as earnings before depreciation and amortization; interest expense, net; debt extinguishment costs; impairment charges; provision for income taxes; loss from discontinued operations and net income attributable to noncontrolling interests. LifePoint’s management and Board of Directors use Adjusted EBITDA to evaluate the Company’s operating performance and as a measure of performance for incentive compensation purposes. LifePoint’s credit facilities use Adjusted EBITDA for certain financial covenants. The Company believes Adjusted EBITDA is a measure of performance used by some investors, equity analysts and others to make informed investment decisions. In addition, multiples of current or projected Adjusted EBITDA are used to estimate current or prospective enterprise value. Adjusted EBITDA should not be considered as a measure of financial performance under U.S. generally accepted accounting principles, and the items excluded from Adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Because Adjusted EBITDA is not a measurement determined in accordance with U.S. generally accepted accounting principles and is susceptible to varying calculations, Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

	Three Months Ended December 31,				Year Ended December 31,
	2010		2009		2010		2009
	Amount	% of Revenues	Amount	% of Revenues	Amount	% of Revenues	Amount	% of Revenues
Revenues	$853.3	100.0%	$746.9	100.0%	$3,262.4	100.0%	$2,962.7	100.0%

Salaries and benefits	335.2	39.3	295.9	39.6	1,270.3	38.9	1,170.9	39.5
Supplies	112.5	13.2	104.9	14.0	443.0	13.6	409.1	13.8
Other operating expenses	161.0	18.8	132.3	17.8	605.2	18.6	538.0	18.2
Provision for doubtful accounts	120.4	14.1	94.3	12.6	443.8	13.6	375.4	12.7
	729.1	85.4	627.4	84.0	2,762.3	84.7	2,493.4	84.2
Adjusted EBITDA	$124.2	14.6%	$119.5	16.0%	$500.1	15.3%	$469.3	15.8%

The following table reconciles Adjusted EBITDA as presented above to net income attributable to LifePoint Hospitals, Inc. as reflected in the unaudited condensed consolidated statements of operations:

					Three Months Ended December 31,		Year Ended December 31,
					2010	2009	2010	2009
Adjusted EBITDA					$124.2	$119.5	$500.1	$469.3
Less:
Depreciation and amortization					39.3	36.9	148.5	143.0
Interest expense, net					30.9	26.0	108.1	103.2
Debt extinguishment costs					–	–	2.4	–
Impairment charges					–	1.1	–	1.1
Provision for income taxes					16.9	16.1	82.4	80.3
Loss from discontinued operations					0.1	0.6	0.1	5.1
Net income attributable to noncontrolling interests					0.8	0.8	3.1	2.5
Net income attributable to LifePoint Hospitals, Inc.					$36.2	$38.0	$155.5	$134.1

The following table reconciles Estimated Adjusted EBITDA as presented for the Company’s 2011 guidance:

							Low End	High End
Estimated Adjusted EBITDA							$510.0	$540.0
Less:
Depreciation and amortization							158.0	160.7
Interest expense, net							109.9	109.9
Provision for income taxes							90.6	102.3
Net income attributable to noncontrolling interests							3.6	3.6
Net income attributable to LifePoint Hospitals, Inc.							$147.9	$163.5

CONTACT:
LifePoint Hospitals, Inc.
Jeff Sherman, 615-372-8501
Executive Vice President and Chief Financial Officer